UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                       ----------------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported) December 17, 2004

                                Monsanto Company
                    --------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

       Delaware                        001-16167               43-1878297
--------------------             ---------------------       ---------------
   (State or Other                   (Commission              (IRS Employer
   Jurisdiction of                   File Number)           Identification No.)
   Incorporation)

                 800 North Lindbergh Blvd.
                    St. Louis, Missouri                          63167
         -----------------------------------------            -----------
          (Address of Principal Executive Offices)             (Zip Code)

                                 (314) 694-1000
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02         Results of Operations and Financial Condition.

On Dec. 20, 2004, we issued a press release announcing the establishment of a reserve as well as updated guidance for our first quarter and fiscal year 2005. This press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The press release furnished herewith uses the non-GAAP financial measures of "free cash flow" and earnings per share ("EPS") excluding the effect of certain items. We define "free cash flow" as the total of cash flows from operating activities and cash flows from investing activities. We believe that free cash flow is useful to investors and management as an indication of the ability of our business to generate cash. This cash can be used to meet business needs and obligations, reinvested into the company for future growth, or returned to our shareowners through dividend payments or share repurchases. Free cash flow is also used by management as one of the performance measures in determining incentive compensation.

Our non-GAAP ongoing EPS financial measure may exclude the impact of restructuring charges, charges associated with the settlement of litigation, gains and losses on the sale of assets, and certain other items. The specific items that are excluded from, and result in, our non-GAAP EPS financial measure are clearly identified as such in the press release. We believe that our non-GAAP EPS financial measure presented with these adjustments best reflects our ongoing performance and business operations during the periods presented and is more useful to investors for comparative purposes. In addition, management uses the non-GAAP EPS financial measure as a guide in its budgeting and long-range planning processes, and as a guide in determining incentive compensation.

The presentation of free cash flow and ongoing EPS is intended to supplement investors' understanding of our operating performance. These non-GAAP financial measures may not be comparable to similar measures used by other companies. Furthermore, these non-GAAP financial measures are not intended to replace net income (loss), cash flows, financial position, or comprehensive income (loss), as determined in accordance with accounting principles generally accepted in the United States.

We are furnishing the information contained in this report, including the Exhibit, pursuant to "Item 2.02 Results of Operations and Financial Condition" of Form 8-K promulgated by the Securities and Exchange Commission ("SEC"). This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Exchange Act. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report, including the Exhibit.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

In the process of managing certain litigation and environmental liabilities of Solutia Inc. ("Solutia") as a result of Solutia's breach of its indemnity obligations to us, we have determined that it is probable that we will incur some expenses related to such litigation and environmental liabilities and that the amount of such expenses can be reasonably estimated. Accordingly, we made a decision on Dec. 17, 2004 that it would be appropriate to establish a reserve in the range of $285 million, which

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will be reflected in our results for the first
quarter and full year of fiscal 2005. The reserve is based on the best estimates by our management with input from our legal and other outside advisors at this time. We believe that this reserve, based on what is known today, represents the cost that we would expect to incur in connection with these litigation and environmental matters. However, our actual costs may be materially different than this estimate.

The liabilities reflected in the reserve relate to third-party tort litigation and environmental remediation for sites Solutia never owned or operated and for sites beyond the property lines of its current operations. We expect to pay for such liabilities over time as the various legal proceedings are resolved and remediation is performed at the various environmental sites. See Item 3 - Legal Proceedings, and Item 8 - Note 22 - Commitments and Contingencies in our Annual Report on Form 10-K for the fiscal year ended Aug. 31, 2004, for more information about these liabilities that we have previously reported. The reserve may not reflect all potential liabilities and expenses that we may incur in connection with Solutia's bankruptcy and does not reflect any recoveries we might receive through the bankruptcy process.

The reserve arises out of our Sept. 1, 2000 separation agreement, as defined below, with a predecessor corporation, now known as Pharmacia Corporation ("Pharmacia"). As previously reported, pursuant to the Separation Agreement, we were required to indemnify Pharmacia for any liabilities primarily related to the Ag Business or the Chemicals Business, as those terms are defined below, including liabilities that Solutia had assumed from Pharmacia under the Distribution Agreement (as defined below) in connection with the spinoff of Solutia on Sept. 1, 1997, to the extent that Solutia fails to pay, perform or discharge those liabilities. Those liabilities remain the present responsibility of Pharmacia and are referred to as "Solutia's Assumed Liabilities." Solutia's Assumed Liabilities may include, among others, litigation, environmental remediation, and certain retiree liabilities relating to individuals who were employed by Pharmacia prior to the Solutia spinoff.

As previously reported in our Form 10-K for the fiscal year ended Aug. 31, 2004, on Dec. 17, 2003, Solutia and 14 of its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York. In the Chapter 11 proceeding, Solutia is seeking relief from paying certain liabilities, including some or all of Solutia's Assumed Liabilities. Both immediately prior to and since its Chapter 11 filing, Solutia has failed to perform its obligations relating to some of Solutia's Assumed Liabilities. These obligations relate primarily to third-party tort litigation and environmental matters and are described in the Form 10-K.

Pursuant to our contractual obligation to indemnify Pharmacia under the Separation Agreement, we have on an interim basis stepped in as Pharmacia's representative to assume the management and defense of such litigation and fund some of Solutia's environmental obligations. We expect to continue to pursue recovery of our costs for Solutia's Assumed Liabilities from Solutia in the bankruptcy proceedings. However, it is likely that we will not be able to recover all of our costs in the bankruptcy proceedings

Relationships among Monsanto Company, Pharmacia Corporation, Pfizer Inc. and Solutia Inc.

Prior to Sept. 1, 1997, a corporation that was then known as Monsanto Company ("Former Monsanto") operated an agricultural products business (the "Ag Business"), a pharmaceuticals and nutrition business (the "Pharmaceuticals Business") and a chemical products business (the "Chemicals Business"). Former Monsanto is today known as Pharmacia. Pharmacia is now a wholly owned subsidiary of Pfizer Inc. ("Pfizer"), which together with its subsidiaries operates the Pharmaceuticals Business. Our business consists of the operations, assets and liabilities that were previously the Ag Business. Solutia comprises the operations, assets and liabilities that were previously the Chemicals Business. The following table sets forth a chronology of events that resulted in the formation of Monsanto, Pharmacia and Solutia as three separate and distinct corporations, and provides a brief background on the relationships among these corporations.



Date of Event           Description of Event
-------------------------------------------------------------------------------
September 1, 1997 o     Pharmacia (then known as Monsanto Company)
                        entered into a Distribution Agreement (Distribution
                        Agreement) with Solutia related to the transfer of the
                        operations, assets and liabilities of the Chemical
                        Business from Pharmacia (then known as Monsanto Company)
                        to Solutia.
                  o     Pursuant to the Distribution Agreement, Solutia assumed
                        and agreed to indemnify Pharmacia (then known as
                        Monsanto Company) for certain liabilities related to the
                        Chemicals Business.
-------------------------------------------------------------------------------
Dec. 19, 1999     o     Pharmacia (then known as Monsanto Company)
                        entered into an agreement with Pharmacia & Upjohn, Inc.
                        (PNU) relating to a merger (the Merger).
-------------------------------------------------------------------------------
Feb.9, 2000       o     We were incorporated in Delaware as a wholly
                        owned subsidiary of Pharmacia (then known as Monsanto
                        Company) under the name "Monsanto Ag Company."
-------------------------------------------------------------------------------
March 31, 2000    o     Effective date of the Merger.
                  o     In connection with the Merger, (1) PNU became a wholly
                        owned subsidiary of Pharmacia (then known as Monsanto
                        Company); (2) Pharmacia (then known as Monsanto Company)
                        changed its name from "Monsanto Company" to "Pharmacia
                        Corporation;" and (3) we changed our name from "Monsanto
                        Ag Company" to "Monsanto Company."
-------------------------------------------------------------------------------
September 1, 2000 o     We entered into a Separation Agreement
                        (Separation Agreement) with Pharmacia related to the
                        transfer of the operations, assets and liabilities of
                        the Ag Business from Pharmacia to us.
                  o     Pursuant to the Separation Agreement, we were required
                        to indemnify Pharmacia for any liabilities primarily
                        related to the Ag Business or the Chemicals Business,
                        and for liabilities assumed by Solutia pursuant to the
                        Distribution Agreement, to the extent that Solutia fails
                        to pay, perform or discharge those liabilities.
-------------------------------------------------------------------------------
Oct. 23, 2000     o     We completed an initial public offering in
                        which we sold approximately 15 percent of the shares of
                        our common stock to the public. Pharmacia continued to
                        own 220 million shares of our common stock.
-------------------------------------------------------------------------------
July 1, 2002      o     Pharmacia, Solutia and we amended the
                        Distribution Agreement to provide that Solutia will
                        indemnify us for the same liabilities for which it had
                        agreed to indemnify Pharmacia and to clarify the
                        parties' rights and obligations.
                  o     Pharmacia and we amended the Separation Agreement to
                        clarify our respective rights and obligations relating
                        to our indemnification obligations.
-------------------------------------------------------------------------------
Aug. 13, 2002     o     Pharmacia distributed the 220 million shares
                        of our common stock that it owned to its shareowners via
                        a tax-free stock dividend (the Monsanto Spinoff).
                  o     As a result of the Monsanto Spinoff, Pharmacia no longer
                        owns any equity interest in Monsanto.
-------------------------------------------------------------------------------
April 16, 2003    o     Pursuant to a merger transaction, Pharmacia became a
                        wholly owned subsidiary of Pfizer.
-------------------------------------------------------------------------------
Dec. 17, 2003     o     Solutia and 14 of its U.S. subsidiaries filed
                        a voluntary petition for reorganization under Chapter 11
                        of the U.S. Bankruptcy Code.
-------------------------------------------------------------------------------


Solutia's Assumed Liabilities

For additional information regarding our relationship with Solutia, Solutia's Assumed Liabilities and related environmental, litigation and other proceedings, please see the following sections of our Annual Report on Form 10-K for the fiscal year ended Aug. 31, 2004 (the "2004 10-K"):

     o   Item 1 - Business - Environmental Matters
     o Item 1 - Business - Relationships Among Monsanto Company, Pharmacia Corporation, Pfizer Inc. and Solutia Inc.
     o   Item 3 - Legal Proceedings

     o Item 8 - Financial Statements and Supplementary Financial Data - Notes to Consolidated Financial Statements - Note 22 - Commitments and Contingencies.


Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit Number    Description of Exhibit

99.1                       Press Release dated December 20, 2004



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MONSANTO COMPANY
                                                (Registrant)




Date: December 20, 2004                         /s/ Jennifer L. Woods
                                                -------------------------------
                                                Name: Jennifer L. Woods
                                                Title: Assistant Secretary

                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit

99.1     Press Release dated December 20, 2004